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                                                                   Exhibit 21.01

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                  CLEARVIEW CINEMA GROUP, INC. AND SUBSIDIARIES
            (all Delaware corporations except where noted otherwise)
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
1.  Clearview Cinema Group, Inc.                            24. CCC Wayne Cinema Corp.
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2.  CCC Grand Avenue Cinema Corp.                           25. CCC Bayonne Cinema Corp.
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3.  CCC Port Washington Cinema Corp.                        26. CCC Marboro Cinema Corp.
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4.  CCC Herricks Cinema Corp.                               27. CCC Roslyn Cinema Corp.
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5.  CCC Madison Triple Cinema Corp.- NJ                     28. CCC Bellevue Cinema Corp.
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6.  CCC Manasquan Cinema Corp. - NJ                         29. CCC Cedar Grove Cinema Corp.
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7.  Clearview Theatre Group, Inc. - NJ                      30. CCC Kin Mall Cinema Corp.
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8.  CCC Chester Twin Cinema Corp. - NJ                      31. CCC Mansfield Cinema Corp.
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9.  CCC Summit Cinema Corp. - NJ                            32. CCC Middlebrook Cinema Corp.
    (f/k/a 343-349 Springfield Avenue Corp.)
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10. CCC Emerson Cinema Corp.                                33. CCC Parsippany Cinema Corp.
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11. CCC Allwood Cinema Corp.                                34. CCC Succasunna Cinema Corp.
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12. CCC New City Cinema Corp.                               35. CCC Edison Cinema Corp.
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13. CCC Washington Cinema Corp.                             36. CCC Woodbridge Cinema Corp.
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14. CCC Kisco Cinema Corp.                                  37. CCC Babylon Cinema Corp.
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15. CCC Bedford Cinema Corp.                                38. CCC Manhasset Cinema Corp.
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16. CCC Tenafly Cinema Corp.                                39. Millburn Twin Cinema Corp.
                                                                (f/k/a CCC Cranford Cinema Corp.)
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17. CCC Bergenfield Cinema Corp.                            40. CCC Morristown Cinema Corp.
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18. CCC Closter Cinema Corp.                                41. CCC Narberth Cinema Corp.
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19. CCC B.C. Realty Corp.                                   42. CCC Bala Cynwyd Cinema Corp.
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20. CCC Bronxville Cinema Corp.                             43. CCC Great Neck Cinema Corp.
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21. CCC Larchmont Cinema Corp.                              44. CCC Franklin Square Cinema Corp.
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22. CCC Mamaroneck Cinema Corp.                             45. CCC Claridge Cinema Corp.
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23. CCC Cinema 304 Corp.                                    46. CCC Screening Zone Cinema Corp.
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                                                            47. CCC Carmel Cinema Corp.
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                                                            48. CCC Cobble Hill Cinema Corp.
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